UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2020

NMI Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36174	45-4914248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 Powell Street, 12th Floor, Emeryville, CA
(Address of Principal Executive Offices)
94608
(Zip Code)
(855) 530-6642
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	NMIH	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, National Mortgage Insurance Corporation (NMIC) entered into excess-of-loss reinsurance agreements with Oaktown Re Ltd., Oaktown Re II Ltd. and Oaktown Re III Ltd. (special purpose reinsurance entities collectively referred to as the Oaktown Re Vehicles) effective May 2, 2017, July 25, 2018 and July 30, 2019, respectively. We refer to NMIC’s reinsurance agreements with and the insurance-linked note issuances by the Oaktown Re Vehicles individually as the 2017 ILN Transaction, 2018 ILN Transaction and 2019 ILN Transaction, and collectively as the ILN Transactions. Each ILN Transaction provides NMIC with aggregate excess-of-loss reinsurance coverage on a defined portfolio of mortgage insurance policies written during a discrete period. The Oaktown Re Vehicles are required to fully collateralize their outstanding reinsurance coverage amount to NMIC with funds deposited into segregated reinsurance trust accounts.

Based on delinquency information currently reported to NMIC, the 2018 ILN Transaction and the 2019 ILN Transaction will be subject to a delinquency trigger event that is being reported to ILN investors on June 25, 2020. A delinquency trigger event is defined to occur if, among other things, the sixty-plus delinquency percentage for the applicable pool of mortgage insurance policies is greater than or equal to 4.0%. The sixty-plus delinquency percentage is calculated based on the percentage of mortgage loans in the applicable pool, based on their adjusted risk in force, that are reported to be 60 or more days delinquent in payment of principal and interest, including (without duplication) mortgage loans as to which the related properties are subject to foreclosure proceedings, mortgage loans as to which the related mortgagors are subject to bankruptcy proceedings and mortgage loans as to which claims are pending.

In addition, the 2017 ILN Transaction will be subject to a credit enhancement trigger event that is being reported to ILN investors on June 25, 2020, which is triggered when the credit enhancement of the reinsurance coverage falls below a pre-agreed target percentage and the sixty-plus delinquency percentage for the applicable pool of mortgage insurance policies is greater than or equal to 2.0%.

The amortization of principal for all three of the ILN Transactions will be suspended upon the occurrence and during the continuation of a trigger event and, consequently, during such period capital will be preserved in the applicable reinsurance trust account to collateralize the reinsurance coverage to NMIC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMI Holdings, Inc.
(Registrant)

Date: June 25, 2020	By:	/s/ William J. Leatherberry
William J. Leatherberry
EVP, Chief Legal Officer

3